UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

          Date of Report (Date of earliest event reported): January 14 2004
                          --------------------------



                            MARCONI CORPORATION PLC

            (Exact name of registrant as specified in its charter)

                          --------------------------



England and Wales               33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



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Item No. 5     Press release dated 14 January 2004 - Re New Contract


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                                                                Press enquiries:

                   Joe Kelly tel: +44 207 306 1771; email: joe.kelly@marconi.com
                 David Beck tel: +44 207 306 1490; email: david.beck@marconi.com

                                                             Investor enquiries:

          Heather Green tel: + 44 207 306 1735; email: heather.green@marconi.com


                       MARCONI SIGNS NEW SUPPORT CONTRACT
                               EXPANSION WITH BT


LONDON - January 14, 2004 - Marconi Corporation plc (London: MONI and NASDAQ:
MRCIY) today announces that it has signed a new contract with BT Wholesale to support BT's UK national network. Designed to help reduce the operational cost of running the network, the agreement is based on managing support and repair transaction volumes and extends the scope and duration of an existing support agreement. It includes support for Marconi equipment in BT's PSTN, transmission and DSL network, as well as its core intelligent network platform.

"Reducing the cost of operating their networks is a key objective for network operators today," said Mike Parton, Marconi chief executive. "Marconi's services and support capability is second to none in the industry and this, together with our knowledge of BT's network, were the key reasons we were awarded this important contract."

Paul Reynolds, chief executive of BT Wholesale said: "This agreement is one of a number of initiatives designed to reduce the cost base of our network in the UK. This goes to the heart of BT Wholesale's strategy to provide our customers with leading-edge telecommunications services, in a cost effective way."

The new enlarged agreement became effective this month.

ENDS/...

About Marconi Corporation plc
Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and on NASDAQ under the ticker MRCIY.

Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2004 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This press release contains forward-looking statements with respect to products, partners, customers, future growth and other matters. Please refer to the Form 20-F report and Form 6-K reports filed by Marconi Corporation plc with the United States Securities and Exchange Commission for a discussion of risks that could cause actual results to differ materially from such statements.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: January 14 2004